Mergers and Acquisitions (Details) - Schedule of fair value of MALKA’s acquired assets and liabilities $ in Thousands	Nov. 15, 2021 USD ($)
Assets
Cash and cash equivalents	$ 51
Property and equipment	1,281
Intangible assets	17,780
Goodwill	30,976
Other assets	4,858
Total assets	54,946
Liabilities:
Accounts payable and accrued liabilities	2,261
Total liabilities	2,261
Net assets and liabilities acquired	$ 52,685